UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 21, 2017

Presidio, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38028	47-2398593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza - Suite 2832, New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

(212) 652-5700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On September 21, 2017, Presidio, Inc. (the "Company") issued a press release announcing its financial results for the fiscal fourth quarter and year ended June 30, 2017. In the press release, the Company also announced that it would be holding a conference call, as well as a live webcast on Presidio's Investor Relations website at http://investors.presidio.com, on September 21, 2017 at 5:00 p.m. Eastern Time to discuss its financial results for such quarter and year end. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2017, the Board of Directors of the Company appointed Benjamin A. Pawson as Chief Accounting Officer in addition to his current duties as Controller. Mr. Pawson, age 38, has served as the Controller of the Company since March 2015. Prior to March 2015, Mr. Pawson served in various corporate accounting and finance roles at the Company since June 2009.  Prior to joining the Company, Mr. Pawson spent eight years with Deloitte, most recently as an Audit Manager specializing in integrated audits of public companies. Mr. Pawson is a licensed CPA in the State of Virginia and is a member of the American Institute of Certified Public Accountants.

There are no arrangements or understandings between the above officer and any other persons, pursuant to which the above officer was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and the above officer.  The above officer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Press release issued by Presidio, Inc. on September 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Date: September 21, 2017	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Presidio, Inc. on September 21, 2017.